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                                                                   EXHIBIT 10.52



Stephen C. Farrell
8 Minute Man Lane
Lexington, MA   02421


                      Re: AMENDMENT OF EMPLOYMENT AGREEMENT

Dear Steve,

This letter agreement serves to further amend the Employment Agreement dated as of September 1, 2000, by and between you and PolyMedica Corporation (the "Company"), as amended by certain letter agreements dated as of April 16, 2001; September 24, 2001; and October 12, 2001(together, the "Employment Agreement").

         SALARY. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $230,000 effective April 1, 2002.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                            Very truly yours,


                                            /s/ Steven J. Lee
                                            ------------------------------------
                                            Steven J. Lee
                                            Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:



/s/ Stephen C. Farrell
-------------------------------
Stephen C. Farrell